UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

September 11, 2009

WYNN RESORTS, LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 770-7555

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On September 11, 2009, Wynn Macau, Limited, a newly formed and indirect wholly owned subsidiary of Wynn Resorts, Limited, posted a Web Proof Information Pack (“WPIP”) on the website of The Stock Exchange of Hong Kong Limited (the “Hong Kong Stock Exchange”) in connection with the proposed listing of the shares of Wynn Macau, Limited on the Hong Kong Stock Exchange. The full WPIP is attached herewith as Exhibit 99.1.

The posting of the WPIP was carried out for the purpose of providing information to the public in Hong Kong and is prepared in accordance with the Rules Governing the Listing of Securities on the Hong Kong Stock Exchange (the “Hong Kong Listing Rules”). The WPIP is in draft form and the information contained in the WPIP is incomplete and subject to change, which may be material.

The WPIP contains certain information about Wynn Resorts, Limited’s Macau business, which will be owned by Wynn Macau, Limited after the completion of certain ongoing corporate reorganizations. Such information includes information relating to Wynn Macau, Limited’s operations, risk factors and property valuation, draft unaudited financial statements and management’s discussion and analysis of financial condition and results of operations. The draft unaudited financial information contained in the WPIP is presented in Hong Kong dollars and has been prepared in accordance with International Financial Reporting Standards (“IFRS”) in accordance with the Hong Kong Listing Rules. IFRS differ in material respects from U.S. GAAP. The WPIP does not include a discussion of the differences between IFRS and U.S. GAAP and does not contain a reconciliation of the IFRS-based financial information to U.S. GAAP. The draft unaudited financial information reported in the WPIP includes adjusted EBITDA for Wynn Macau, Limited, which is based on the underlying IFRS draft unaudited financial information of Wynn Macau, Limited and differs from adjusted property EBITDA reported by Wynn Resorts, Limited with respect to its Wynn Macau segment, including in the treatment of corporate expenses, management fees, royalties and other.

The WPIP contains forward-looking statements including, but not limited to, strategies regarding Wynn Macau, Limited’s business and development activities, capital structure following completion of its ongoing corporate reorganizations, other capital spending, financing sources, the effects of regulation (including gaming and tax regulations) and expectations concerning future operations, margins, profitability and competition. Such forward-looking statements are, by their nature, subject to significant risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in the WPIP. The risks and uncertainties include, but are not limited to, competition in the casino/hotel and resort industries, completion of Encore at Wynn Macau on time and within budget, general domestic and international economic conditions and other risk factors described in the WPIP including those set forth under the heading “Forward-Looking Statements.” The forward-looking statements contained in the WPIP reflect management’s current view with respect to possible future events and, subject to the requirements of applicable laws, rules and regulations, Wynn Resorts, Limited and Wynn Macau, Limited do not have any obligation and do not intend to update or otherwise revise the forward-looking statements in the WPIP, whether as a result of new information, future events or otherwise.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Web Proof Information Pack, dated as of September 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 11, 2009

WYNN RESORTS, LIMITED

By:	/s/ Kim Sinatra
Kim Sinatra
Senior Vice President, General Counsel and Secretary

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